STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is entered into as of this 4th day of September, 2001, by and among PLRP Acquisition Corp., a corporation organized pursuant to the laws of the State of Virginia (the "Buyer"); Advantage Systems, Inc., a corporation organized under the laws of the State of California ("the Company"); and Advantage Technologies, Inc., a corporation organized under the laws of the State of Nevada (the "Seller" or "ADVV"), being the sole Shareholder of the Company.


                              W I T N E S S E T H :


         WHEREAS, the Seller is the owner of 100% of the Issued and Outstanding Capital Stock of the Company, consisting of 90,000 shares of Common Stock, Par Value $0.01 per share (the "Shares"), of the Company; and

         WHEREAS, the Buyer wishes to purchase from the Seller, and the Seller wishes to sell to the Buyer, the Shares owned by the Seller subject to the terms and conditions contained in this Agreement.


                            N O W T H E R E F O R E ,


         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the foregoing recitals are true and correct and further agree as follows:


1. PURCHASE AND SALE; BUYER'S OBLIGATION CONDITIONED UPON HAVING OBTAINED FINANCING.

         (a) In consideration of the conveyance by the Seller of the Shares to the Buyer,

               (i) the Buyer shall pay the Seller the sum of $70,000.00 (the "Purchase Price"); and

               (ii) the Buyer specifically agrees to assume and be responsible for certain debt of the Seller as is evidenced by that certain 8 % Series A $750,000.00 Senior Subordinated Convertible Redeemable Debentures (the "ADVV Corp. Debentures"), denominated Series A-001, convertible, from time to time, into authorized but unissued shares of the ADVV Common Stock, Par Value $0.001 per share, which debt the Seller warrants and represents to be sum of $450,000.00, which sum includes unpaid principal together with interest accrued and unpaid to date.

               (iii) the Buyer shall offer to enter into Employment Contracts, in the form as set forth in EXHIBIT 1(A) (III) to those persons listed on SCHEDULE 1(A) (III); and

               (iv) as a condition to, and upon its merger with, Pacel Corp. ("Pacel"), a Virginia corporation which owns 90% of the issued and outstanding capital stock of the Buyer, the Buyer shall require that any Plan of Merger to be entered into by the Buyer and Pacel shall contain an undertaking by Pacel that, subject to applicable federal and state securities laws, and the Rules and Regulations of the United States Securities and Exchange Commission (the "Commission"), within 730 days from the Closing Date hereof, Pacel shall use its best efforts to declare and issue a stock dividend of at least 2,500,000 shares of the Common Stock, Par Value $0.01 per share, of the Company to Pacel's own shareholders.

         (b) In consideration of the payment by the Buyer to the Seller of the Purchase Price, and for other valuable consideration,

               (i) the Seller shall sell, assign, transfer, convey and deliver the Shares to the Buyer, free and clear of any and all liens, claims and encumbrances; and

               (ii) the Seller shall assign and transfer to the Buyer its rights to receive additional funding from the Holders of the ADVV Corp. Debentures, which the Seller warrants and represents to the Buyer to be the sum of $300,000.00.

         (c) Upon receipt of this Agreement, the Seller shall execute both copies of this Agreement and return one copy to the Buyer.

         (d) The obligation of the Buyer to consummate the transactions contemplated by, and with which to comply with the undertaking made by it, under, this Agreement shall be conditioned upon its ability to obtain financing with which to do so. Consequently, if the Buyer is unable to obtain financing in an amount and on terms it, in its sole discretion, deems sufficient (i) to purchase the Shares, or (ii) to consummate the transactions contemplated by this Agreement, or (iii) to otherwise comply with the undertakings made by it under this Agreement, then (iv), the Buyer shall have no obligation to do so, and (v), neither the Seller nor the Company shall have any rights or recourse whatsoever against the Buyer and its Officers, Directors, and Shareholders.

2.  CLOSING AND CLOSING AGREEMENTS.

         (a) The Closing (the "Closing") of the purchase and sale of the Shares shall be held on or before August 22 , 2001, (the "Closing Date"), at a specific date, place and time mutually agreed to by the parties, unless the parties mutually agree in writing to extend the date of Closing.

         (b) At the Closing, the Sellers shall deliver to the Buyer the certificate or certificates representing the Shares, along with an Assignment Separate From Certificate (or an endorsement of the back of each certificate, if agreed upon by the parties) duly endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed in order to sell, transfer, convey and assign the Shares upon the payment of all cash sums specified in Section 1 above, and such other duly executed instruments or documents as may be reasonably requested by the Buyer in order to consummate the transactions contemplated by this Agreement, including a letter from the Company to the Company's Transfer Agent in the form set forth in EXHIBIT 1(C), notifying the Transfer Agent of the transaction and instructing the Transfer Agent to deliver to, and re-issue the Shares pursuant to the instructions of, PLRP Acquisition Corp.

         (c) At the Closing, the Buyer shall deliver to the Sellers

               (i) the sum of $70,000.00, by U.S. Bank check or Wire Transfer, to the Order of the Seller, along with two executed copies of this Agreement; and

               (ii) such other duly executed instruments or documents as may be reasonably requested by Seller in order to consummate the transactions contemplated by this Agreement.

         (d) At or subsequent to the Closing, the parties shall execute and deliver any other instruments and take any actions, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.


3. COMPANY'S REPRESENTATIONS AND WARRANTIES. The "Company" is Advantage Systems, Inc. -the wholly owned subsidiary that is being purchased. Advantage Technology, Inc. is the corporation who is selling the stock of Advantage Systems, Inc.

         In order to induce Buyer to enter into this Agreement and purchase the Shares, the Company makes the following representations and warranties to Buyer, which representations and warranties shall be true and correct as of the Closing date as well as on the date hereof:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted.

         (b) All action on the part of the Company (and, to the extent required, by the Seller) necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale, and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. Neither the Company's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

         (c) The Shares are duly and validly issued and authorized, fully paid and non-assessable. Upon the conveyance of the Shares, the Buyer will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind (except as provided herein).

         (d) The Company's Capital Structure is now, and as at the Closing, shall be, as follows:

         (a) 10,000,000 shares of Common Stock, Par Value $0.01 per share, are Authorized, of which 90,000 shares are Issued and Outstanding and are owned by the Seller only.

         (e)  Except as set forth on SCHEDULE 3(E):
                                     -------------

               (i) no other securities of the Company are authorized or issued and outstanding;

               (ii) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any securities of the Company or arrangements by which the Company is or may become bound to issue additional securities of the Company, nor are there any outstanding securities granted or issued by the Company that are convertible into any securities of the Company, and none is authorized;

               (iii) no securities of the Company are subject to preemptive rights or similar rights of the stockholders of the Company nor are any securities subject to any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise;

               (iv) there are no anti-dilution or price adjustment provisions contained in any security authorized or issued by the Company (or in the Company's Articles of Incorporation or By-Laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement;

               (v) the Company is not obligated or committed to purchase, redeem or otherwise acquire any of its securities;

               (vi) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the securities Act;

               (vii) all presently exercisable voting rights in the Company are vested exclusively in its outstanding shares of Common Stock, each share of which is entitled to one vote on every matter to come before its shareholders;

               (viii) there are no voting trusts or other voting arrangements with respect to any of the Company's securities; and

               (ix) the assignments, endorsements, stock powers and other instruments of transfer delivered by the Seller to the Buyer at the Closing will be sufficient to transfer the Seller's entire interest, legal and beneficial, in the Shares to the Buyer.

         (f) The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of:

               (i) the Articles of Incorporation or Bylaws of the Company;

               (ii) any law, ordinance, regulation or rule applicable to the Company;

               (iii) any order, judgment, injunction or other decree by which the Company is bound; or

               (iv) any written or oral contract, agreement, or commitment to which the Company is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Shares.

         (g) The Company has delivered to Buyer:

               (i) the unaudited balance sheet of the Company as of December 31, 2000;

               (ii) the unaudited operating statement of the Company for the fiscal year ending December 31, 200; and

               (iii) certain draft unaudited financial statements for the Company for the seven month period ended at July 31, 2001(collectively, the "Financial Statements").

         The Company Financial Statements have been and will be prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of the Company as at the dates thereof and the results of the operations of the Company for the periods then ended.

         The Company has no material debt, liability, or obligation of any kind, whether accrued, absolute, contingent, or otherwise, except:

               (i) those reflected on the Company Financial Statements, including the notes thereto; and

               (ii) liabilities incurred in the ordinary course of business since July 1, 2001, none of which, individually or in the aggregate, exceed $100.00.

         (h) The Company has duly filed all material Tax Returns (as defined below), and all returns and reports of all other governmental units having jurisdiction with respect to Taxes (as defined below) imposed on it or on its operations, all such Tax Returns were complete and accurate when filed, and all Taxes payable by the Company have been paid to the extent that such Taxes have become due (whether or not shown on any tax return). All Taxes payable by the Company for all periods through December 31,2000, have been accrued or paid in full. [As used herein (i)the term "Tax" shall include any tax or similar governmental charge, assessment, impost, or levy (including without limitation income taxes, franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipt taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes) together with any related penalties, fines, additions to tax, or interest imposed by the United States or any state, county, local or foreign government, or subdivision or agency of any government; and (ii) the term "Tax Return" shall mean any return (including any information return), report, statement, schedule, notice, form, estimate, or declaration of estimated tax to be filed with any governmental authority relating to any Tax.]

         (i) The Company represents and warrants that, except as otherwise provided under this Agreement, and all applicable securities laws, the resale, in full or part, of the Company's Shares purchased by the Buyer shall not be subject to any limitation; therefore, should any limitation whatsoever to the resale of the Shares by the Buyer apply, the Company shall assure the Buyer that the proposed resale is authorized and permitted in compliance with all the relevant provisions of any applicable federal or state securities law.

         (j)  Except as disclosed in EXHIBIT 3(J):
                                     ------------

               (i) there are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or

               (ii) affecting the Company or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Company's properties or businesses, and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations are valid or not;

               (ii) all of the proceedings pending or threatened against the Company or the Seller are fully covered by insurance policies (or other indemnification agreements with third parties) and are being defended by the insurers (or such third parties), and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the proceedings are valid or not;

               (iii) neither the Company nor the Seller is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other governmental authority, and neither the Company nor the Seller have entered into any agreement to settle or compromise any proceeding pending or threatened against it or them which has involved any obligation other than the payment of money or for which the Company or the Seller have any continuing obligation, and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the order, judgment, decree, injunction, stipulation or consent order is valid or not; and

               (iv) there are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or the Seller with respect to this Agreement, or in connection with the transactions contemplated hereby or thereby, and no Person has objected or threatened to object thereto, and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the claims, actions, suits, proceedings or investigations are valid or not.

         (k) The Company represents that the signature of the party signing this Agreement on behalf of the Company:

               (i) is the signature of a duly authorized representative of the Company; and

               (ii) is binding upon the Company.

         (l) No representation or warranty of the Company contained in this Agreement, and none of the statements or information concerning the Company contained in this Agreement, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants, or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


4. SELLER'S REPRESENTATIONS AND WARRANTIES. The "Seller" is ADVV - the corporation who is selling the Shares.

         In order to induce Buyer to enter into this Agreement and purchase the Shares, the Seller makes the following representations and warranties to Buyer, which representations and warranties shall be true and correct as of the Closing date as well as on the date hereof:

         (a) The Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized, and this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

         (b) The Seller is the only legal, record and beneficial owner of the Shares. The Shares are free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind. Upon the conveyance of the Shares, the Buyer will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind.

         (c) There is no outstanding right, agreement, power of attorney, commitment or understanding of any nature whatsoever, that:

               (i) calls for the issuance, sale, pledge or other disposition of the Shares;

               (ii) obligates the Seller to enter into any of the foregoing; or

               (iii) relates to the voting or control of such the Shares.

         (d) The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of:

               (i) the Articles of Incorporation of By-Laws of the Seller or the Company;

               (ii) any law, ordinance, regulation or rule applicable to the Seller or the Company;

               (iii) any order, judgment, injunction or other decree by which the Seller or the Company is bound; or

               (iv) any written or oral contract, agreement, or commitment to which the Seller or the Company is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Shares.

         (e)  Except as disclosed in EXHIBIT 4 (E):
                                     -------------

               (i) neither the Company nor the Seller is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other governmental authority, and neither the Company nor the Seller have entered into any agreement to settle or compromise any proceeding pending or threatened against it or them which has involved any obligation other than the payment of money or for which the Company or the Seller have any continuing obligation, and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the order, judgment, decree, injunction, stipulation or consent order is valid or not; and

               (ii) there are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or the Seller with respect to this Agreement, or in connection with the transactions contemplated hereby or thereby, and no Person has objected or threatened to object thereto, and there is no reason for the Company or the Seller to believe otherwise, irrespective of whether or not they believe the claims, actions, suits, proceedings or investigations are valid or not.


         (f) The Seller is not required to make filings under The Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, by way of illustration, and not limitation, Schedule 14C's.

         (g) The Seller represents that the signature of the party signing this Agreement on behalf of the Seller:

               (i) is that of the Seller; and

               (ii) is binding upon the Seller; and

         (h) The representations and warranties contained in this Section do not contain any untrue statement of a material fact or omit to state a material fact required or necessary to be stated therein to make the statements made therein, in light of the circumstances in which they were made, not misleading.

5.  BUYER'S REPRESENTATIONS AND WARRANTIES. The "Buyer" is Acquisition Corp.

         In order to induce the Seller to enter into this Agreement and sell the Shares, Buyer makes the following representations and warranties to the Seller, which representations and warranties shall be true and correct as of the Closing date as well as the date hereof:

         (a) The Buyer has all requisite right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the full legal right and power and all authority and approval required:

               (i) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of the Buyer in connection with the purchase of its Shares;

               (ii) to delegate authority pursuant to a power of attorney; and

               (iii) to purchase and hold such Shares.

         (b) Neither the Buyer's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable in accordance with its terms.

         (d) The Buyer represents that the signature of the party signing this Agreement on behalf of the Buyer:

               (i) is the signature of a duly authorized representative of the Buyer; and

               (ii) is binding upon the Buyer.

         (e) The Buyer represents and warrants that the information set forth herein concerning the Buyer is complete, true, and correct.

         (f) The representations and warranties contained in this Section do not contain any untrue statement of a material fact or omit to state a material fact required or necessary to be stated therein to make the statements made therein, in light of the circumstances in which they were made, not misleading.


6.  CONDITIONS TO BUYER'S OBLIGATIONS.

         The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, except such conditions as Buyer may waive:

         (a) The Seller and/or Company shall have complied in all material respects with all of its agreements and covenants contained herein required to be complied with at or prior to the Closing, and all the representations and warranties of the Seller and Company contained herein shall be true at and as of the Closing with the same effect as though made at and as of the Closing.

         (b) All action (including notifications and filings) that shall be required to be taken by the Seller and/or Company in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third Parties (if any) that shall be required in order to enable the Seller and/or Company to consummate the transactions contemplated hereby shall have been duly obtained.

         (c) No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing.

         (d) The Buyer shall have received the written opinions, dated as at the Closing Date, from counsel to the Seller and to the Company, to the effect that:

               (i) the Seller and the Company have been duly incorporated and are existing as corporations in good standing under the laws of the State of Nevada;

               (ii) the Seller and the Company are legally authorized to carry on their business under the laws of the State of California, as well the laws of all other States and jurisdictions in which they conduct business;

               (iii) the Shares have been duly issued and are fully paid and nonassessable;

               (iii) the Seller and the Company have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein, the Seller has full power and authority to sell, assign, or transfer the Shares, and delivery of such shares to the Buyer will transfer to the Buyer title thereto free and clear of all liens, pledges, encumbrances, security interests, or claims;

               (iv) this Agreement has been duly executed and delivered by the Seller and the Company, and this Agreement constitutes the legal, valid and binding obligation of the Seller and of the Company enforceable against the Company and the Seller in accordance with its respective terms;

               (v) the approval of the requisite majority of the Shareholders of the Seller and of the Company to consummate the transactions contemplated herein has been duly and properly obtained, under duly authorized resolutions made at duly convened Meetings of the Shareholders of the Seller and of the Company;

               (vi) the execution, delivery and performance of this Agreement by the Company and the Seller, and the consummation of the transactions contemplated hereby, will not:

                    (A) violate any provisions of the Articles of Incorporation, as amended, or the By-Laws of the Seller or the Company;

                    (B) violate any provision of applicable Law or rule or regulation of any Governmental Authority;

                    (C) permit any Governmental Authority to impose any restrictions or limitations of any nature on any of the Seller or the Company or the Buyer with respect to the transactions contemplated hereby;

                    (D) violate, conflict with, or result in the breach of any of the terms of, result in a material modification of, or otherwise give any other contracting party or Person the right to terminate, or constitute a default under, any contract or other agreement to which the Company or the Seller is a party or by or to which it or they or any of their assets or properties may be bound or subject;

                    (E) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, the Company or the Seller or to which any of their assets or properties may be bound or subject;

                    (F) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of the Seller or the Company; or

                    (G) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which either the Seller or the Company are a party or by means of which either of them or any of their properties may be bound or subject;

               (viii) as at the date of this Agreement, and, as at the date of the Closing,

                    (A) the Seller had, has, and will have, full and valid title and control of the Shares;

                    (B) there was, is, and will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Buyer;

                    (C) and on delivery to the Buyer of the Shares,

               (x) all of the Shares will have been, are, and will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or similar rights of any shareholder of the Company;

               (y) all of the Shares will have been, are, and will be legally and validly issued in material compliance with all applicable Laws;

               (z) all of the Shares will have been, are, and will be fully paid and non- assessable shares, and all the Shares have all been, are, and will be issued under duly authorized resolutions of the Board of Directors of the Company;

               (ix) the offer, issue, sale, and delivery of the Shares under the circumstances contemplated by the Agreement constitute exempted transactions under the Securities Act, and registration of the Shares under the Securities Act is not required in connection with any such offer, issue, sale, or delivery of such Shares;

               (x) after reasonable investigation, such counsel has no actual knowledge of

                           (A) any actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Seller or the Company or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Company's properties or businesses; or

                           (B) of any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority to which the Company or the Seller is subject.

                  (e) The Buyer shall have received letters, dated as at the Closing Date, from the independent certified public accountants to the Seller and the Company, to the effect that they are, and during the period covered by their report(s) relating to the Seller and the Company Financial Statements, defined in SECTION 3 of this Agreement, they were, independent certified public accountants with respect to the Seller and the Company within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and that, on the basis of procedures (but not an examination made in accordance with GAAP) which consisted of a reading of the latest available unaudited interim financial statements of the Seller and the Company dated July 31, 2001, a reading of the latest available Minutes of the Meetings of the Stockholders and of the Boards of Directors of the Seller and the Company, inquiries to certain officers and other employees of the Seller and the Company responsible for financial and accounting matters, and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that:

                           (i) the Seller and the Company Financial Statements were not prepared in accordance with generally accepted accounting principals consistent in all material respects with those followed in the preparation of the audited financial statements, or are not a fair presentation of the information purported to be shown;

                           (ii) there was any change in the capital stock or debt of the Seller or the Company or any decrease in the net current assets or stockholders's equity of the Seller or the Company as of the date of the latest available monthly financial statements of the Seller or the Company as of a specified date not more than three Business Days prior to the date of such letter [from CPA's], each as compared with the amounts shown in the Seller or the Company Financial Statements, other than as disclosed in this Agreement or any change or decrease [which shall be set forth in such letter from CPA's], which the Buyer in its sole discretion shall accept;

                           (iii) there was any decrease in consolidated net sales, net earnings, or net earnings per share (on a primary or a fully diluted basis) of the Common Stock of the Seller or the Company during the period from the Seller or the Company Financial Statements Date to the date of the latest available consolidated monthly financial statements of the Seller or the Company to a specified date not more than three Business Days prior to the date of such letter, each as compared with the corresponding period in 2001, other than as disclosed in this Agreement or any decrease (which shall be set forth in such letter) which the Buyer in its sole discretion shall accept.

                  (g) All exhibits respecting the Company and/or the Seller or either of them have been, or shall be, delivered in final form at least five Business Days prior to the Closing Date (not counting the Closing Date itself as one of such days), including all of the documents and other items required to be delivered at Closing as provided in SECTION 2 herein.

                  (h) The Buyer shall have obtained financing with which to consummate the transactions contemplated by this Agreement and with which to comply with the undertaking made by it under this Agreement, so that, if the Buyer is unable to obtain financing in an amount and on terms it, in its sole discretion, deems sufficient (i) to purchase the Shares, or (ii) to consummate the transactions contemplated by this Agreement, or (iii) to otherwise comply with the undertakings made by it under this Agreement, then (iv), the Buyer shall have no obligation to do so, and (v), neither the Seller nor the Company shall have any rights or recourse whatsoever against the Buyer and its Officers, Directors, and Shareholders.

         7.  CONDITIONS TO THE SELLER'S OBLIGATIONS.

                  The obligations of the Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, except such conditions as the Seller may waive:

                  (a) The Buyer shall have complied in all material respects with all of its agreements contained herein required to be complied with at or prior to the Closing, and all of the representations and warranties of the Buyer contained herein shall be true in all material respects at and as of the Closing with the same effect as though made at and as of the Closing.

                  (b) All action (including notifications and filings) that shall be required to be taken by the Buyer in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third Parties that shall be required in order to enable the Buyer to consummate the transactions contemplated hereby shall have been duly obtained.

                  (c) No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened in writing as of the Closing.

                  (d) The Seller shall have received from the Buyer all of the documents and other items required to be delivered at Closing as provided in SECTION 2 herein.


         8.  SURVIVAL AND INDEMNIFICATION.

                  (a) The representations, warranties, covenants and agreements contained herein shall survive for a period of two years from the date of Closing, unless the covenant or agreement specifies another period of time.

                  (b) From and after the date of Closing, the Seller and/or and the Buyer, as the case may be, shall indemnify and hold harmless the other (the party seeking indemnification being referred to as the "Indemnified Party") from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any representation or warranty, or the breach of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto, or in the case of the Seller and/or Company, any claim arising from any action prior to the date of Closing, by the party against whom indemnification is sought (the "Indemnifying Party").

                  (c) The Indemnified Party shall promptly notify the Indemnifying Party in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or control of the Indemnified Party or any of its affiliates which the Indemnifying Party reasonably determines to be related to such claim.


         9.  DISCLOSURE AND ACCESS TO INFORMATION.

                  The Company, for so long as the Buyer maintains ownership of any Shares, shall, at the Buyer's request, fully disclose, give full access to and make available to any inspection all records, shareholder lists and any other document or information related to the Company; the Buyer shall have the right to make copies of the aforesaid documents and/or to ask for a copy thereof to be delivered to the address set forth in Section 10 below.

         10.  NOTICES.

                  (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

                           (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

                           (ii) by hand delivery or Federal Express or other method in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

                           (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the recipient or addressee, as the case may be; or

                           (iv) by U.S. mail to be sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight
                           (48) hours after the letter was deposited with the United States Postal Service.

                  (b)  Notice shall be sent:

                           (i)  If to the Buyer, to:

                                David Calkins, President
                                PLRP Acquisition Corp.
                                c/o Parcel Corp.
                                8870 Rixlew Lane
                                Suite 201
                                Manassas, Virginia 20109

                                Telephone Number              (703) 257-4759
                                Facsimile Telephone Number    (703) 361-6706

                           with a copy (which shall not constitute notice) to:

                                    Guy K. Stewart, Jr., Esq.
                                    1701 South Flagler Drive
                                    Number 1408
                                    West Palm Beach,Florida 33401

                                    Office Telephone Number:    (561) 659 - 1810
                                    Facsimile Telephone Number: (561) 659 - 1810


                           (ii)  If to the Company, to:

                                    George G. Bentley, President
                                    Advantage Systems, Inc
                                    ===================

                                    Telephone Number:         (___) ___   - ____
                           Facsimile Telephone Number:        (___) ___   - ____


                           with a copy (which shall not constitute notice) to

                                    ___________________, Esq.


                                    Telephone Number:         (___) ___   - ____
                           Facsimile Telephone Number:        (___) ___   - ____

                           (iii)  If to the Seller, to:

                                    George G. Bentley, President
                                    Advantage Technologies, Inc
                                    ===================

                                    Telephone Number:         (___) ___   - ____
                           Facsimile Telephone Number:        (___) ___   - ____

                           with a copy (which shall not constitute notice) to

                                    ___________________, Esq.


                                    Telephone Number:         (___) ___   - ____
                           Facsimile Telephone Number:        (___) ___   - ____






                           (iv) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.


11.  Entire Agreement and Binding Effect.

         (a) This Agreement constitutes the entire agreement between the Parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the Parties hereto with respect to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder except as expressly provided herein.

         (b) The Parties have not relied upon any promises, representations, warranties, agreements, covenants or undertakings, other than those set forth or referred to herein.

12.  BENEFITS; ASSIGNMENT.

         (a) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective estates, heirs, legal representatives, successors and assigns.

         (b) No assignment of any rights or obligations hereunder may be made by the Seller or by the Company without the prior written consent of the Buyer.

         (c) The Buyer may freely its rights and obligations hereunder without the consent of the Seller or of the Company.


13.  WAIVER.

         No waiver of any of the provisions of this Agreement will be deemed to constitute or will constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.


14.  AMENDMENT.

         No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties hereto.


15.  NO THIRD PARTY BENEFICIARY.

         Unless otherwise expressed in this Agreement, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person or entity other than the Parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.


16.  CONSTRUCTION.

         (a) The Parties have participated jointly in the negotiation and drafting of this Agreement.

         (b) In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         (c) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         (d) The specifications of any dollar amount in the representations and warranties or otherwise in this Agreement is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the Parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

17.  SECTION HEADINGS.

         The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.


18.  COUNTERPARTS.

         This Agreement may be executed by the Parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument;


19. APPLICABLE LAW; RESOLUTION OF DISPUTES; VENUE; JURISDICTION; WAIVER OF JURY TRIAL.

         (a) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Virginia, without giving effect to the principles of conflicts of Law thereof.

         (b) The Parties hereto irrevocably agree and consent that all disputes concerning this Agreement or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in the City of Manassas in the State of Virginia, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

         (c) The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

         (d) In the event any Party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the Parties to this Agreement hereby:

                  (i) agree as an alternative method of service to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth here in for communications to such Party;

                  (ii) agree that any service made as provided herein shall be effective and binding service in every respect; and

                  (iii) agree that nothing herein shall affect the rights of any Party to effect service of process in any other manner permitted by Law; and

                  EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.


         (e) Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).


20.  REMEDIES CUMULATIVE.

          No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.


21.  EQUITABLE REMEDIES.

         The Seller and/or the Company acknowledges and agrees that the Buyer will not have an adequate remedy at law in the event of any breach by the Seller and/or the Company of this Agreement and that, therefore, the Buyer shall be entitled, in addition to any other remedies which may be available to it, to injunctive and/or other equitable relief to prevent or remedy a breach.

22.  RESIGNATION OF OFFICERS AND DIRECTORS.

         If so requested by the Buyer, the Company shall cause George Bentley and Ken Noel shall tender their resignations as Officers and Directors of, and as trustees or fiduciaries of any plan or arrangement involving employee benefits with respect to, the Company effective as of the Closing Date.

23.  Bank Accounts.

          Prior to, and, then, on the day of the Closing, the Seller or the Company will arrange:

         (a)  for the Company's then current bank account to be closed;

         (b) for all funds from said bank account to be transferred into a bank account to be selected by the Buyer; and

         (c) for the delivery of all bank account statements and records pertaining to the Company's (former) bank account to the Buyer.


24.  FURTHER DOCUMENTATION.

         The Parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.


         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                                                     THE BUYER:

                                                     PLRP ACQUISITION CORP.


_______________________                     By:_________________________________
                                               David Calkins, President


_______________________                     By:_________________________________
                                               F. Kay Calkins, Secretary



                                  THE COMPANY:

                                                      ADVANTAGE SYSTEMS, INC.

_______________________                     By:_________________________________
                                               George G. Bentley, President


_______________________                     By:_________________________________
                                                                 , Secretary

                                   THE SELLER:

                                                  ADVANTAGE TECHNOLOGIES, INC.



_______________________                     By:_________________________________
                                               George G. Bentley, President


_______________________                     By:_________________________________
                                                                  , Secretary

                                  EXHIBIT 1 (C)

                          ADVANTAGE TECHNOLOGIES, INC.
                               1324 S. MARY AVENUE
                               SUNNYVALE, CA 94087
                                 (408) 746-9960

                                                           August _______ , 2001

Oxford Transfer & Registrar,
317 SW Alder Street, Suite 1120,
Portland, Oregon 97204

Attention:________________

Dear: ___________________


Re: Stock Purchase Agreement entered into as of August _________, 2001, by and among PLRP Acquisition Corp. (The "Buyer"); Advantage Systems, Inc. (the "Subsidiary"); and Advantage Technologies, Inc., being the Parent and sole Shareholder of the Subsidiary.

          Pursuant to the Stock Purchase Agreement, our Parent, Advantage Technologies, Inc. has sold 100% of our Issued and Outstanding Capital Stock, consisting of 90,000 shares of Common Stock, Par Value $0.01 per share (the "Subsidiary Shares") to PLRP Acquisition Corp.

         Therefore, upon presentation to you of the Certificates representing the Subsidiary Shares, we hereby authorize and direct you to re-issue these Certificates pursuant to the instructions of the Buyer's authorized agent, who is

                       David Calkins, President
                       PLRP Acquisition Corp.
                       c/o Parcel Corp.
                       8870 Rixlew Lane
                       Suite 201
                       Manassas, Virginia 20109

                       Telephone Number                (703)    257  -   4759
                       Facsimile Telephone Number      (703)    361  -   6706

         Please be advised that PLRP Acquisition Corp. has relied upon this instruction letter as an inducement to enter into the Stock Purchase Agreement and, accordingly, PLRP Acquisition Corp. is a Third-Party Beneficiary to these Instructions.

         As the Registered Owner of the Subsidiary Shares, Advantage Technologies, Inc. has also executed this letter to adopt and confirm these instructions.

         Therefore, kindly execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (408) 746-9960.

Very truly yours,

ADVANTAGE SYSTEMS, INC.


By:________________________________

Name:    George Bentley
Title:   Chief Executive Officer








ADVANTAGE TECHNOLOGIES, INC.,
as Registered Owner

By:________________________________

Name:    George Bentley
Title:   Chief Executive Officer


ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]

                                                           August _______ , 2001
Oxford Transfer & Registrar,
317 SW Alder Street, Suite 1120,
Portland, Oregon 97204

By:________________________________

Name: _____________________________
Title: President